SUPPLEMENT DATED FEBRUARY 8, 2005
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.
SOUTH DAKOTA TAX-FREE FUND, INC.

Dated May 1, 2004

TO THE PROSPECTUS

I.      Under the section entitled “Minimum Investments and Share Price” beginning on page 27,please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

TO THE STATEMENT OF ADDITIONAL INFORMATION

I.      Under the section entitled “Monthomatic Investment Plan” on page B-25, please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

II.    Under the section entitled “Minimum Investment” on page B-25, please note that the minimum initial investment for the Monthomatic Investment Plan has been lowered to $50.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE